Exhibit 32.2

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Unwired Planet, Inc. (the “Company”) on Form 10-Q for the period ending December 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mark Thompson, Interim Chief Financial Officer of the Company, certify, pursuant to the requirement set forth in Rule 13a-14(b) of the Securities Exchange Act of 1934 as amended and to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/ Mark Thompson
Mark Thompson
Interim Chief Financial Officer (Principal Financial Officer)

February 6, 2015